                                                                    EXHIBIT 99.1


                                                        Contact: Robert J. Smith
FOR IMMEDIATE RELEASE                                         (765) 771-5476

                      WABASH NATIONAL CORPORATION ANNOUNCES
                       FOURTH QUARTER AND YEAR END RESULTS

         LAFAYETTE, INDIANA, February 9, 2005 . . . Wabash National Corporation (NYSE: WNC) announced today results for the three and twelve months ended December 31, 2004. Net sales for the fourth quarter were $287.4 million compared to $219.8 million for the same period last year. Net income for the quarter was $13 million, compared to a loss of $1.7 million for the same period last year. For the year ended December 31, 2004, net sales were $1.041 billion compared to $888 million for 2003. Net income for fiscal year 2004 totaled $58 million, compared to a net loss of $57 million in 2003. Diluted income per share was $0.39 for the fourth quarter 2004, compared to a loss of ($0.08) per share for the fourth quarter 2003. For the twelve months ended December 31, 2004 diluted earning per share was $1.80 compared to a loss of ($2.26) in 2003.

         Commenting on these results, William P. Greubel, President and Chief Executive Officer, stated, "Accomplishments for the year and quarter are very gratifying as solid results were obtained despite dramatic increases in raw materials prices. We successfully passed along the vast majority of these costs. We have earned a substantial and growing presence with the mid market fleet operators. We are positioned to undertake additional operational improvement initiatives that will reduce our overall costs. Most gratifying of all was our ability to pay down all of our bank debt by year-end, reducing debt by over $300 million in the last three years. We approach 2005 with equal amounts of optimism and caution. Industry demand is strong and growing, but pricing concerns continue. We will continue to seek to create shareholder value by striving to improve the productivity of our plants and retail operations and growing our market share."

         Wabash National Corporation designs, manufactures, and markets standard and customized truck trailers under the Wabash(R) brand name. The Company is one of the world's largest manufacturers of truck trailers and a leading manufacturer of composite trailers. The Company's wholly owned subsidiary, Wabash National Trailer Centers, is one of the leading retail distributors of new and used trailers and aftermarket parts throughout the U.S. and Canada.

         This press release contains certain forward-looking statements, as defined by the Private Securities Litigation Reform Act of 1995. These forward-looking statements are, however, subject to certain risks and uncertainties that could cause actual results to differ materially from those implied by the forward-looking statements. Without limitation, these risks and uncertainties include dependence on lenders to agree to


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amend financial covenants on favorable term, increased competition, dependence on key management, reliance on certain customers and corporate partnerships, shortages of raw materials, dependence on industry trends, export sales and new markets, acceptance of new technology and products, and government regulation. Readers should review and consider the various disclosures made by the Company in this press release and in its reports to its stockholders and periodic reports on Forms 10-K and 10-Q.

                                      ***



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                           WABASH NATIONAL CORPORATION
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                    (in thousands, except per share amounts)
                                   (Unaudited)

                                                         Three Months                Twelve Months
                                                      Ended December 31,           Ended December 31,
                                                 --------------------------    --------------------------
                                                     2004           2003           2004           2003
                                                 -----------    -----------    -----------    -----------
NET SALES                                        $   287,357    $   219,751    $ 1,041,096    $   887,940
COST OF SALES                                        258,250        203,597        915,310        806,963
LOSS ON ASSET IMPAIRMENT                                  --             --             --         28,500
                                                 -----------    -----------    -----------    -----------
       Gross profit                                   29,107         16,154        125,786         52,477
GENERAL AND ADMINISTRATIVE EXPENSES                   10,527          9,317         41,600         41,635
SELLING EXPENSES                                       3,576          4,309         14,977         19,864
                                                 -----------    -----------    -----------    -----------
       Income (loss)  from operations                 15,004          2,528         69,209         (9,022)
OTHER INCOME (EXPENSE):
       Interest expense                               (2,199)        (3,554)       (10,809)       (31,184)
       Foreign exchange gains and losses, net            522            (27)           463          5,291
       Loss on debt extinguishment                      (607)          (900)          (607)       (19,840)
       Other, net                                        (49)           205            749         (2,472)
                                                 -----------    -----------    -----------    -----------
       Income (loss) before income taxes              12,671         (1,748)        59,005        (57,227)
INCOME TAX PROVISION                                    (319)            --            600             --
                                                 -----------    -----------    -----------    -----------
       Net income (loss)                              12,990         (1,748)        58,405        (57,227)
PREFERRED STOCK DIVIDENDS                                 --            261             --          1,053
                                                 -----------    -----------    -----------    -----------
NET INCOME (LOSS) APPLICABLE TO COMMON
STOCKHOLDERS                                     $    12,990    $    (2,009)   $    58,405    $   (58,280)
                                                 ===========    ===========    ===========    ===========
BASIC NET INCOME (LOSS) PER SHARE                $      0.44    $     (0.08)   $      2.10    $     (2.26)
                                                 ===========    ===========    ===========    ===========
DILUTED NET INCOME (LOSS) PER SHARE              $      0.39    $     (0.08)   $      1.80    $     (2.26)
                                                 ===========    ===========    ===========    ===========
COMPREHENSIVE INCOME (LOSS)
       Net income (loss)                         $    12,990    $    (1,748)   $    58,405    $   (57,227)
       Foreign currency translation adjustment           816          1,020          1,137          1,256
                                                 -----------    -----------    -----------    -----------

NET COMPREHENSIVE INCOME (LOSS)                  $    13,806    $      (728)   $    59,542    $   (55,971)
                                                 ===========    ===========    ===========    ===========

                                               Retail &
Three months ended            Manufacturing    Distribution       Eliminations        Total
------------------            -------------    ------------       ------------        -----
                2004
                ----
       Net Sales              $   257,272      $    56,630       $   (26,545)      $   287,357
       Operating Results      $    17,496      $    (1,332)           (1,160)           15,004

                2003
                ----
       Net Sales              $   185,352      $    46,345       $   (11,946)      $   219,751
       Operating Results      $     6,626      $    (4,211)      $       113       $     2,528

Twelve months ended
-------------------
                2004
                ----
       Net Sales              $   913,678      $   237,078       $  (109,660)      $ 1,041,096
       Operating Results      $    73,898      $    (2,879)      $    (1,810)           69,209

                2003
                ----
       Net Sales              $   672,292      $   268,698       $   (53,050)      $   887,940
       Operating Results      $    27,828      $   (37,283)              433            (9,022)



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

                                                                  Three Months Ended           Twelve Months Ended
                                                                      December 31,                  December 31,
                                                                 ----------------------       ----------------------
                                                                   2004          2003           2004          2003
                                                                 --------      --------       --------      --------
Basic earnings (loss) per share:
      Net income (loss) applicable to common stockholders        $ 12,990      $ (2,009)      $ 58,405      $(58,280)
                                                                 ========      ========       ========      ========
      Weighted average common shares outstanding                   29,527        25,947         27,748        25,778
                                                                 ========      ========       ========      ========
      Basic earnings (loss) per share                            $   0.44      $  (0.08)      $   2.10      $  (2.26)
                                                                 ========      ========       ========      ========
Diluted earnings (loss) per share:
      Net income (loss) applicable to common stockholders        $ 12,990      $ (2,009)      $ 58,405      $(58,280)
      After-tax equivalent of interest on convertible notes         1,210            --          4,828            --
                                                                 --------      --------       --------      --------
      Diluted net income (loss) applicable to common
      stockholders                                               $ 14,200      $ (2,009)      $ 63,233      $(58,280)
                                                                 ========      ========       ========      ========
      Weighted average common shares outstanding                   29,527        25,947         27,748        25,778
      Dilutive stock options                                          720            --            832            --
      Convertible notes equivalent shares                           6,510            --          6,510            --
                                                                 --------      --------       --------      --------
      Diluted weighted average common shares outstanding           36,757        25,947         35,090        25,778
                                                                 ========      ========       ========      ========
      Diluted earnings (loss) per share                          $   0.39      $  (0.08)      $   1.80      $  (2.26)
                                                                 ========      ========       ========      ========



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                           WABASH NATIONAL CORPORATION
                           CONSOLIDATED BALANCE SHEETS
                             (Dollars in thousands)
                                    Unaudited


                                                              December 31,   December 31,
                                                                  2004          2003
                                                              ------------   ------------
                                     ASSETS
                                     ------
CURRENT ASSETS:
     Cash and cash equivalents                                  $ 41,928      $ 12,552
     Accounts receivable, net                                     87,512        66,641
     Current portion of finance contracts                          2,185         4,727
     Inventories                                                  94,600        84,996
     Prepaid expenses and other                                   16,313        10,249
                                                                --------      --------
        Total current assets                                     242,538       179,165

PROPERTY, PLANT AND EQUIPMENT, net                               123,626       130,594

EQUIPMENT LEASED TO OTHERS, net                                   14,030        21,187

FINANCE CONTRACTS, net of current portion                          3,319         6,155

GOODWILL, net                                                     33,698        36,045

OTHER ASSETS                                                      14,835        23,890
                                                                --------      --------
                                                                $432,046      $397,036
                                                                ========      ========
                      LIABILITIES AND STOCKHOLDERS' EQUITY
                      ------------------------------------

CURRENT LIABILITIES:
     Current maturities of long-term debt                       $  2,000      $  7,337
     Accounts payable                                             78,107        68,437
     Other accrued liabilities                                    52,442        61,421
                                                                --------      --------
       Total current liabilities                                 132,549       137,195

LONG-TERM DEBT, net of current maturities                        125,500       219,979

OTHER NONCURRENT LIABILITIES AND CONTINGENCIES                     9,423        17,700

STOCKHOLDERS' EQUITY                                             164,574        22,162
                                                                --------      --------
                                                                $432,046      $397,036
                                                                ========      ========



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                           WABASH NATIONAL CORPORATION
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (in thousands)
                                   (Unaudited)

                                                                                     Twelve Months
                                                                                   Ended December 31,
                                                                                -------------------------
                                                                                  2004            2003
                                                                                ---------       ---------
CASH FLOWS FROM OPERATING ACTIVITIES:
      Net income (loss)                                                         $  58,405       $ (57,227)
      Adjustments to reconcile net income (loss) to net cash provided by
      (used in) operating activities:
         Depreciation and amortization                                             19,441          23,788
         Net (gain) loss on the sale of assets                                     (2,089)            723
         Provision for losses on accounts receivable and finance contracts           (231)            474
         Cash used for restructuring activities                                    (3,007)         (3,372)
         Used trailer valuation charges                                               448           2,562
         Loss on debt extinguishment                                                  607          19,840
         Loss on asset impairment                                                      --          28,500
         Change in operating assets and liabilities:
            Accounts receivable                                                   (20,640)        (40,749)
            Finance contracts                                                       5,070          16,469
            Inventories                                                            (8,485)         51,416
            Refundable income taxes                                                  (258)            824
            Prepaid expenses and other                                               (458)          5,009
            Accounts payable and accrued liabilities                                5,081          11,286
            Other, net                                                              3,040          (1,280)
                                                                                ---------       ---------
               Net cash provided by operating activities                           56,924          58,263
                                                                                ---------       ---------
CASH FLOWS FROM INVESTING ACTIVITIES:
      Capital expenditures                                                        (15,495)         (6,518)
      Proceeds from the sale of assets                                              6,800          66,838
                                                                                ---------       ---------
               Net cash (used in) provided by investing activities                 (8,695)         60,320
                                                                                ---------       ---------
CASH FLOWS FROM FINANCING ACTIVITIES:
      Proceeds from issuance of debt                                                   --         260,309
      Proceeds from issuance of common stock                                       75,702              --
      Proceeds from exercise of stock options                                       5,261           4,804
      Net payments under trade receivables and revolving credit facilities        (60,357)        (27,851)
      Payments under long-term debt and capital lease obligations                 (39,459)       (367,089)
      Preferred stock dividends paid                                                   --          (1,584)
      Debt issuance costs paid                                                         --         (10,279)
                                                                                ---------       ---------
               Net cash used in financing activities                              (18,853)       (141,690)
                                                                                ---------       ---------
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                               29,376         (23,107)
CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD                                   12,552          35,659
                                                                                ---------       ---------
CASH AND CASH EQUIVALENTS AT END OF PERIOD                                      $  41,928       $  12,552
                                                                                =========       =========
